UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: September 30, 2011

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

September 30, 2011

Annual Repor t

Legg Mason

Manager Select

Large Cap

Value Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Manager Select Large Cap Value Fund

Fund objective

The Fund seeks long-term growth of capital.

Letter to our shareholders

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Manager Select Large Cap Value Fund for the twelve-month reporting period ended September 30, 2011. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Mark R. Fetting	R. Jay Gerken, CFA
Chairman	President

October 28, 2011

Legg Mason Manager Select Large Cap Value Fund	III

Investment commentary

Economic review

Although the U.S. economy continued to grow over the twelve months ended September 30, 2011, the pace of the expansion was disappointing, which resulted in a significant shift in investor sentiment. Looking back, beginning in the fourth quarter of 2010, fears regarding moderating economic growth were replaced with optimism for a strengthening economy in 2011. However, as the reporting period progressed, weakening economic data, the downgrading of U.S. government securities by Standard & Poor’s (“S&P”) and the European debt crisis resulted in increased investor risk aversion. For the twelve-month reporting period as a whole, U.S. equities produced a modest gain.

U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, has been less robust than during most other periods exiting a severe recession. GDP growth was 2.3% during the fourth quarter of 2010 and 3.0% for calendar 2010 as a whole. The Commerce Department then reported that first and second quarter 2011 GDP growth were 0.4% and 1.3%, respectively. This moderation in growth during the first half of the calendar year was due to a variety of factors, including less robust export activity and a deceleration in consumer spending given higher oil and food prices. The advance estimate for third quarter GDP growth was 2.5%. Accelerating growth was attributed, in part, to higher consumer spending, which grew 2.4% in the third quarter, versus a modest 0.7% gain in the second quarter.

Turning to the job market, while there was some modest improvement in early 2011, unemployment again moved higher and remained elevated throughout the remainder of the reporting period. After dipping below 9.0% in February and March 2011 (to 8.9% and 8.8%, respectively), unemployment, as reported by the U.S. Department of Labor, moved back to 9.0% in April. Unemployment stayed above 9.0% over the next five months and ended September at 9.1%. Additionally, as of the end of the reporting period, approximately fourteen million Americans looking for work had yet to find a job, and more than 44% of these individuals have been out of work for more than six months.

The housing market continued to experience challenges during the reporting period. Looking back, existing-home sales moved somewhat higher toward the end of 2010 and in January 2011, according to the National Association of Realtors (“NAR”). However, existing-home sales then declined during five of the next eight months. At the end of September, the inventory of unsold homes was an 8.5 month supply at the current sales level, versus an 8.4 month supply in August. Existing-home prices were weak versus a year ago, with the NAR reporting that the median existing-home price for all housing types was $165,400 in September 2011, down 3.5% from September 2010.

Even the manufacturing sector, one of the stalwarts of the economy in recent years, softened during much of the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, the manufacturing sector grew twenty-six consecutive months since it began expanding in August 2009. In February 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 61.4 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The PMI then generally moderated over the remainder of the reporting period, reaching a low of 50.6 in August — the worst reading in two years. Manufacturing activity then modestly increased to 51.6 in September.

Financial market overview

While stocks generated strong results over the first seven months of the reporting

IV	Legg Mason Partners Manager Select Large Cap Value Fund

Investment commentary (cont’d)

period, most of these gains were erased during the last five months of the period. To a great extent, robust investor risk appetite was replaced by heightened risk aversion. The change in investor sentiment was triggered by a variety of factors, including concerns regarding the global economy, geopolitical unrest, the natural disasters in Japan, the ongoing European sovereign debt crisis and the S&P downgrade of U.S. Treasuries.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. In November 2010, the Fed announced a second round of quantitative easing (often referred to as “QE2”) to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011.

In June, the Fed announced that QE2 would end on schedule at the end of the month. However, given ongoing strains on the economy, it made no overtures toward reversing any of its accommodative policies, and stated it would “maintain its existing policy of reinvesting principal payments from its securities holdings” rather than seeking to reduce the size of its balance sheet.

Also, as has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In addition, in August 2011, the Fed declared its intention to keep the federal funds rate between zero and 0.25% until mid-2013.

At its meeting in September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). The Fed said, “This program should put downward pressure on longer-term interest rates and help make broader financial conditions more accommodative.”

Equity market review

As discussed, there was a dramatic difference in the return of the stock market as the reporting period progressed. Despite a number of setbacks, U.S. stock prices, as measured by the S&P 500 Indexv (the “Index”), returned 20.79% during the first seven months of the reporting period. During that time, the market was supported by generally strong investor demand and corporate profits that were often better-than-expected. With risk appetite being replaced with risk aversion, the Index then fell 16.26% over the last five months of the period. This turnaround was due to weaker-than-expected economic data, a further escalation of the European sovereign debt crisis and the S&P downgrade of U.S. sovereign debt. All told, the Index returned 1.14% over the reporting period.

Looking at the U.S. stock market more closely, large-cap stocks generated the best returns during the twelve months ended September 30, 2011, with the large-cap Russell 1000 Indexvi returning 0.91%. In contrast, the Russell Midcap Indexvii and the small-cap Russell 2000 Indexviii returned -0.88% and -3.53%, respectively. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthix and Russell 3000 Valuex Indices, returned 3.39% and -2.22%, respectively.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

President

October 28, 2011

Legg Mason Manager Select Large Cap Value Fund	V

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management's PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board ("Fed") is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vi

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vii

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

viii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

ix

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

[x]	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Legg Mason Manager Select Large Cap Value Fund 2011 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is long-term growth of capital. Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of large-capitalization companies (or other financial instruments that derive their value from the equity securities of such companies). The Fund generally follows a value discipline in selecting securities. The Fund may invest up to 20% of its net assets in small- and mid-capitalization companies. The Fund may also invest up to 20% of its net assets in securities of foreign companies. The Fund may engage in short sales of securities and other instruments. Short sales may be used to hedge or substantially offset long positions held by the Fund, but also may be unrelated to any long positions held by the Fund. The Fund may also invest in derivatives, such as futures and options, to attempt to enhance its return, or to hedge its investments, among other things.

The Fund utilizes a “multi-manager” approach whereby the Fund’s assets are normally allocated among multiple investment strategies (each managed by a different subadviser and/or investment team) and the Legg Mason Global Asset Allocation “completion portfolio” (managed by the Fund’s adviser, Legg Mason Global Asset Allocation, LLC or “LMGAA”). Each subadviser and/or investment team uses a different investment strategy that LMGAA believes is generally complementary to the investment strategies used by the Fund’s other subadvisers and investment teams. Each subadviser acts independently from the other subadvisers and LMGAA and uses its own methodology for selecting investments. LMGAA serves as the “manager of managers” for the Fund and has responsibility for monitoring and coordinating the overall management of the Fund. LMGAA also manages a portion of the Fund’s assets in a “completion portfolio” that attempts to reduce overall Fund tracking error versus the Fund’s comparative index, the Russell 1000 Value Indexi (the “Index”).

Q. What were the overall market conditions during the Fund’s reporting period?

A. Stocks, as measured by the Index, rose almost 20% in the first seven months of the reporting period, and then gave it all back and more in the last five months. From October 1st of 2010 through mid-February of 2011, the Index rose 18%, as investors believed that the global economy was still on a recovery path. By the end of April, the Index was up 20% since the start of the period. But during the spring and early summer, stock prices began to falter, and in early August, stocks fell sharply, reacting to the downgrade of U.S. Treasury bonds by Standard and Poor’s, and to fears that the sovereign debt crisis in Europe would lead to a renewed credit crunch and recession. For the two-month period of August and September alone, the Index fell 13%. For the reporting period as a whole, the Index returned -1.89%.

Q. How did each subadviser respond to these changing market conditions?

Brandywine Global Investment Management Dynamic Large Cap Value Equity strategy

A. The Dynamic Large Cap Value product focuses on long-term quantitative factors where the model shifts between a deep value and broader value portfolio based on valuation dispersion. Historically, this shifting has occurred during major inflection points, approximately every three to seven years. The model has been in a deep value mode since May of 2009 and our exposure to companies with high earnings efficiency acts as a margin of safety during down markets. While the recent global events and changing conditions have added to uncertainty and volatility, our model relies

2	Legg Mason Manager Select Large Cap Value Fund 2011 Annual Report

Fund overview (cont’d)

on long-term trends and relationships to determine factor focus. Thus, we have not modified the portfolio holdings or process in response to recent changes in market conditions.

Brandywine Global Investment Management Fundamental Large Cap Value Equity strategy

A. The Fundamental Large Cap Value sleeve of the Fund made very minor changes in response to market conditions, as we believe the overall attractive valuation profile of our holdings outweighed most macroeconomic concerns. However, we did make minor adjustments to holdings in certain companies with outsized exposure to Europe, believing that the sovereign debt crisis and resulting impact on the economy would reduce the opportunity for those companies to grow earnings.

ClearBridge Large Cap Value strategy

A. The challenging economic environment has helped to create a high level of investor uncertainty. However, in our experience, periods of uncertainty have often created attractive investment opportunities. During the reporting period, we continued to seek a balance between short-term risks and long-term opportunities and focused our attentions on what we believed were high-quality companies with strong franchises and attractive valuations capable of generating attractive returns over time.

Performance review

For the twelve months ended September 30, 2011, Class I shares of Legg Mason Manager Select Large Cap Value Fund returned -2.89%. The Fund’s unmanaged benchmark, the Russell 1000 Value Index, returned -1.89% for the same period. The Lipper Large-Cap Value Funds Category Average1 returned -3.54% over the same time frame.

Performance Snapshot as of September 30, 2011 (unaudited)
	6 months	12 months
Legg Mason Manager Select Large Cap Value Fund:
Class I	-16.85%	-2.89%
Russell 1000 Value Index	-16.62%	-1.89%
Lipper Large-Cap Value Funds Category Average[1]	-17.48%	-3.54%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please call the Fund at 1-877-721-1926.

Fund returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated January 28, 2011, the gross total annual operating expense ratio for Class I shares was 5.79%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended September 30, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 522 funds for the six-month period and among the 501 funds for the twelve-month period in the Fund’s Lipper category.

Legg Mason Manager Select Large Cap Value Fund 2011 Annual Report	3

to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 0.90% for Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to the class within three years after the year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expenses incurred.

Q. What were the leading contributors to performance?

A. Stocks that made the biggest positive contribution to the Fund’s relative performance (versus its benchmark) were Philip Morris International Inc., Apple Inc. and International Business Machines Corp. The Fund also benefited by being underweight relative to the benchmark in Citigroup Inc.; the stock is a large component within the benchmark, and it underperformed the benchmark by a wide margin, so being underweighted in the stock benefited relative performance. The Fund’s overweight in the Consumer Staples, Information Technology and Health Care sectors also contributed positively to relative performance.

Q. What were the leading detractors from performance?

A. Stocks that had the biggest negative impact on the Fund’s relative performance (versus its benchmark) were Hewlett-Packard Co., Exxon-Mobil Corp., Chevron Corp. and Verizon Communications Inc. In the case of Hewlett-Packard, the Fund was overweighted in the stock relative to the benchmark weight, and the stock underperformed the benchmark. In the case of the other three stocks, the Fund was underweighted relative to the benchmark, and all three stocks outperformed the benchmark. The Fund’s underweight in the Energy, Utilities and Telecommunication Services sectors also detracted from relative performance, as all three sectors outperformed the benchmark.

Q. Were there any significant changes to the Fund during the reporting period?

A. The Fund raised its weighting in the Information Technology and Consumer Discretionary sectors, while lowering its weighting in the Industrials sector.

Thank you for your investment in Legg Mason Manager Select Large Cap Value Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Steven Bleiberg

Portfolio Manager

Legg Mason Global Asset Allocation, LLC

Y. Wayne Lin

Portfolio Manager

Legg Mason Global Asset Allocation, LLC

Andrew D. Purdy

Portfolio Manager

Legg Mason Global Asset Allocation, LLC

October 18, 2011

4	Legg Mason Manager Select Large Cap Value Fund 2011 Annual Report

Fund overview (cont’d)

RISKS: Equity securities are subject to price fluctuation. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. The Fund utilizes a “multi-manager” approach whereby the Fund’s assets are normally allocated among multiple investment strategies (each managed by a different subadviser and/or investment team). While Legg Mason Global Asset Allocation, LLC, the Fund’s adviser, monitors each subadviser and monitors the overall management of the Fund, each subadviser makes investment decisions independently from the others. It is possible that the subadvisers’ investment styles will not always be complementary, which could adversely affect the performance of the Fund. The Fund may suffer significant losses if assets that the Fund sells short appreciate rather than depreciate in value. While the possible loss on a security that is purchased is limited to the price paid for a security, there is no limit on the amount of loss on a security that is sold short. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of September 30, 2011 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: JPMorgan Chase & Co. (2.7%), Philip Morris International Inc. (2.4%), Wells Fargo & Co. (2.3%), Wal-Mart Stores Inc. (2.1%), Travelers Cos. Inc. (2.0%), Exxon Mobil Corp. (1.9%), Hewlett-Packard Co. (1.8%), Comcast Corp., Class A Shares (1.8%), Merck & Co. Inc. (1.8%) and CVS Caremark Corp. (1.8%). Please refer to pages 9 through 17 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2011 were: Financials (24.1%), Consumer Discretionary (15.6%), Energy (11.2%), Information Technology (11.1%) and Health Care (10.6%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.) The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

Legg Mason Manager Select Large Cap Value Fund 2011 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of September 30, 2011 and September 30, 2010. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Legg Mason Manager Select Large Cap Value Fund 2011 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2011 and held for the six months ended September 30, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class I	-16.85%	$1,000.00	$831.50	0.90%	$4.13	Class I	5.00%	$1,000.00	$1,020.56	0.90%	$4.56

[1]	For the six months ended September 30, 2011.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

Legg Mason Manager Select Large Cap Value Fund 2011 Annual Report	7

Fund performance (unaudited)

Average annual total return[1]
Class I
Twelve Months Ended 9/30/11	-2.89%
Inception* through 9/30/11	-0.39%

Cumulative total return[1]
Class I
Inception date of 12/1/09 through 9/30/11	-0.71%

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

*	Inception date for Class I shares is December 1, 2009.

8	Legg Mason Manager Select Large Cap Value Fund 2011 Annual Report

Fund performance (unaudited) (cont’d)

Historical performance

Value of $1,000,000 invested in

Class I Shares of Legg Mason Manager Select Large Cap Value Fund vs Russell 1000 Value Index† — December 1, 2009 - September 2011

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $1,000,000 invested in Class I shares of Legg Mason Manager Select Large Cap Value Fund on December 1, 2009 (inception date), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2011. The hypothetical illustration also assumes a $1,000,000 investment in the Russell 1000 Value Index. The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

Legg Mason Manager Select Large Cap Value Fund 2011 Annual Report	9

Schedule of investments

September 30, 2011

Legg Mason Manager Select Large Cap Value Fund

Security	Shares	Value
Common Stocks — 97.4%
Consumer Discretionary — 15.2%
Auto Components — 0.3%
Johnson Controls Inc.	310	$8,175
TRW Automotive Holdings Corp.	89	2,913	*
Total Auto Components		11,088
Automobiles — 0.3%
General Motors Co.	510	10,292	*
Diversified Consumer Services — 0.2%
Apollo Group Inc., Class A Shares	57	2,258	*
DeVry Inc.	12	443
Education Management Corp.	109	1,618	*
ITT Educational Services Inc.	10	576	*
Service Corporation International	194	1,777
Total Diversified Consumer Services		6,672
Hotels, Restaurants & Leisure — 0.7%
Brinker International Inc.	29	607
McDonald’s Corp.	150	13,173
MGM Resorts International	350	3,251	*
Royal Caribbean Cruises Ltd.	181	3,917
Wyndham Worldwide Corp.	163	4,647
Total Hotels, Restaurants & Leisure		25,595
Household Durables — 0.4%
D.R. Horton Inc.	960	8,678
Lennar Corp., Class A Shares	550	7,447
Total Household Durables		16,125
Leisure Equipment & Products — 0.1%
Mattel Inc.	152	3,935
Media — 7.4%
CBS Corp., Class B Shares	495	10,088
Comcast Corp., Class A Shares	3,082	64,414
DISH Network Corp., Class A Shares	803	20,123	*
Gannett Co. Inc.	633	6,033
Liberty Media Corp. — Liberty Capital, Class A shares	39	2,579	*
News Corp., Class A Shares	2,398	37,097
Omnicom Group Inc.	194	7,147
SES, FDR	883	21,441	(a)
Time Warner Cable Inc.	444	27,825
Time Warner Inc.	2,057	61,648

See Notes to Financial Statements.

10	Legg Mason Manager Select Large Cap Value Fund 2011 Annual Report

Schedule of investments (cont’d)

September 30, 2011

Legg Mason Manager Select Large Cap Value Fund

Security	Shares	Value
Media — continued
Viacom Inc., Class B Shares	66	$2,557
Washington Post Co., Class B Shares	3	981
Total Media		261,933
Multiline Retail — 2.1%
Big Lots Inc.	72	2,508	*
Dillard’s Inc., Class A Shares	51	2,217
J.C. Penney Co. Inc.	108	2,892
Kohl’s Corp.	149	7,316
Sears Holdings Corp.	114	6,557	*
Target Corp.	1,089	53,405
Total Multiline Retail		74,895
Specialty Retail — 3.7%
Advance Auto Parts Inc.	50	2,905
American Eagle Outfitters Inc.	131	1,535
Best Buy Co. Inc.	895	20,853
Foot Locker Inc.	141	2,833
GameStop Corp., Class A Shares	147	3,396	*
Gap Inc.	1,723	27,982
Home Depot Inc.	474	15,580
Limited Brands Inc.	233	8,973
Lowe’s Cos. Inc.	1,362	26,341
RadioShack Corp.	730	8,483
Rent-A-Center Inc.	10	274
Staples Inc.	840	11,172
Total Specialty Retail		130,327
Total Consumer Discretionary		540,862
Consumer Staples — 10.5%
Beverages — 1.4%
Anheuser-Busch InBev NV ADR	340	18,013
Dr. Pepper Snapple Group Inc.	162	6,283
PepsiCo Inc.	390	24,141
Total Beverages		48,437
Food & Staples Retailing — 4.8%
CVS Caremark Corp.	1,882	63,197
Kroger Co.	636	13,967
Safeway Inc.	139	2,312
Wal-Mart Stores Inc.	1,415	73,438
Walgreen Co.	509	16,741
Total Food & Staples Retailing		169,655

See Notes to Financial Statements.

Legg Mason Manager Select Large Cap Value Fund 2011 Annual Report	11

Legg Mason Manager Select Large Cap Value Fund

Security	Shares	Value
Food Products — 0.4%
ConAgra Foods Inc.	121	$2,931
Unilever PLC, ADR	375	11,696
Total Food Products		14,627
Household Products — 0.7%
Kimberly-Clark Corp.	349	24,782
Tobacco — 3.2%
Altria Group Inc.	487	13,056
Lorillard Inc.	143	15,830
Philip Morris International Inc.	1,365	85,149
Total Tobacco		114,035
Total Consumer Staples		371,536
Energy — 11.2%
Energy Equipment & Services — 0.6%
Halliburton Co.	390	11,903
SEACOR Holdings Inc.	14	1,123
Transocean Ltd.	182	8,688
Total Energy Equipment & Services		21,714
Oil, Gas & Consumable Fuels — 10.6%
Anadarko Petroleum Corp.	130	8,197
Apache Corp.	110	8,826
BP PLC, ADR	1,330	47,973
Chesapeake Energy Corp.	540	13,797
Chevron Corp.	471	43,577
Comstock Resources Inc.	410	6,339	*
ConocoPhillips	940	59,521
Devon Energy Corp.	85	4,712
El Paso Corp.	1,638	28,632
EXCO Resources Inc.	54	579
Exxon Mobil Corp.	915	66,456
Hess Corp.	50	2,623
Marathon Oil Corp.	997	21,515
Occidental Petroleum Corp.	80	5,720
Royal Dutch Shell PLC, ADR, Class A Shares	500	30,760
Suncor Energy Inc.	402	10,227
Total SA, ADR	287	12,591
Valero Energy Corp.	147	2,614
Total Oil, Gas & Consumable Fuels		374,659
Total Energy		396,373

See Notes to Financial Statements.

12	Legg Mason Manager Select Large Cap Value Fund 2011 Annual Report

Schedule of investments (cont’d)

September 30, 2011

Legg Mason Manager Select Large Cap Value Fund

Security	Shares	Value
Financials — 24.1%
Apartments — 0.3%
UDR Inc.	450	$9,963
Capital Markets — 2.1%
Ameriprise Financial Inc.	135	5,314
Bank of New York Mellon Corp.	384	7,139
BlackRock Inc.	31	4,588
Charles Schwab Corp.	789	8,892
Goldman Sachs Group Inc.	198	18,721
Invesco Ltd.	183	2,838
Morgan Stanley	1,180	15,930
State Street Corp.	392	12,607
Total Capital Markets		76,029
Commercial Banks — 5.0%
BB&T Corp.	200	4,266
East-West Bancorp Inc.	250	3,728
Fifth Third Bancorp	1,640	16,564
PNC Financial Services Group Inc.	150	7,228
SunTrust Banks Inc.	380	6,821
U.S. Bancorp	2,104	49,528
Valley National Bancorp	388	4,109
Wells Fargo & Co.	3,323	80,151
Zions Bancorporation	400	5,628
Total Commercial Banks		178,023
Consumer Finance — 1.3%
American Express Co.	386	17,331
Capital One Financial Corp.	400	15,852
Credit Acceptance Corp.	10	644	*
Discover Financial Services	486	11,149
Total Consumer Finance		44,976
Diversified Financial Services — 5.0%
Bank of America Corp.	6,130	37,516
Citigroup Inc.	1,537	39,378
JPMorgan Chase & Co.	3,155	95,028
Nasdaq OMX Group Inc.	173	4,003	*
Principal Financial Group Inc.	124	2,811
Total Diversified Financial Services		178,736
Insurance — 8.4%
ACE Ltd.	190	11,514

See Notes to Financial Statements.

Legg Mason Manager Select Large Cap Value Fund 2011 Annual Report	13

Legg Mason Manager Select Large Cap Value Fund

Security	Shares	Value
Insurance — continued
AFLAC Inc.	110	$3,845
American International Group Inc.	130	2,854	*
Arch Capital Group Ltd.	132	4,313	*
Assurant Inc.	98	3,508
Berkshire Hathaway Inc., Class B Shares	350	24,864	*
Chubb Corp.	667	40,013
Everest Re Group Ltd.	48	3,810
Fidelity National Financial Inc., Class A Shares	194	2,945
Hartford Financial Services Group Inc.	640	10,330
Lincoln National Corp.	333	5,205
Loews Corp.	435	15,029
Marsh & McLennan Cos. Inc.	673	17,861
MetLife Inc.	1,308	36,637
ProAssurance Corp.	7	504
Progressive Corp.	580	10,301
Protective Life Corp.	406	6,346
Torchmark Corp.	52	1,813
Travelers Cos. Inc.	1,446	70,464
Unum Group	647	13,561
Validus Holdings Ltd.	94	2,342
W.R. Berkley Corp.	135	4,008
XL Group PLC	218	4,098
Total Insurance		296,165
Real Estate Investment Trusts (REITs) — 2.0%
Annaly Capital Management Inc.	1,600	26,608
Chimera Investment Corp.	4,900	13,573
Equity Residential	196	10,166
Host Hotels & Resorts Inc.	430	4,704
Simon Property Group Inc.	65	7,149
Vornado Realty Trust	100	7,462
Total Real Estate Investment Trusts (REITs)		69,662
Total Financials		853,554
Health Care — 10.6%
Biotechnology — 1.3%
Amgen Inc.	350	19,233
Gilead Sciences Inc.	611	23,707	*
Human Genome Sciences Inc.	260	3,299	*
Total Biotechnology		46,239

See Notes to Financial Statements.

14	Legg Mason Manager Select Large Cap Value Fund 2011 Annual Report

Schedule of investments (cont’d)

September 30, 2011

Legg Mason Manager Select Large Cap Value Fund

Security	Shares	Value
Health Care Providers & Services — 4.1%
Aetna Inc.	636	$23,118
AMERIGROUP Corp.	49	1,911	*
Community Health Systems Inc.	53	882	*
Coventry Health Care Inc.	57	1,642	*
LifePoint Hospitals Inc.	42	1,539	*
UnitedHealth Group Inc.	1,247	57,512
WellPoint Inc.	903	58,948
Total Health Care Providers & Services		145,552
Health Care Technology — 0.5%
Allscripts Healthcare Solutions Inc.	1,001	18,038	*
Pharmaceuticals — 4.7%
Endo Pharmaceuticals Holdings Inc.	9	252	*
Johnson & Johnson	622	39,628
Merck & Co. Inc.	1,966	64,308
Novartis AG, ADR	351	19,575
Pfizer Inc.	2,394	42,326
Total Pharmaceuticals		166,089
Total Health Care		375,918
Industrials — 6.5%
Aerospace & Defense — 3.1%
Boeing Co.	210	12,707
General Dynamics Corp.	204	11,606
Honeywell International Inc.	508	22,306
L-3 Communications Holdings Inc.	109	6,755
Northrop Grumman Corp.	312	16,274
Raytheon Co.	971	39,685
Total Aerospace & Defense		109,333
Air Freight & Logistics — 0.0%
Ryder System Inc.	29	1,088
Building Products — 0.1%
Owens Corning Inc.	96	2,081	*
Commercial Services & Supplies — 0.0%
R.R. Donnelley & Sons Co.	32	452
Construction & Engineering — 0.2%
KBR Inc.	229	5,411
Industrial Conglomerates — 2.4%
3M Co.	270	19,383
General Electric Co.	2,263	34,488

See Notes to Financial Statements.

Legg Mason Manager Select Large Cap Value Fund 2011 Annual Report	15

Legg Mason Manager Select Large Cap Value Fund

Security	Shares	Value
Industrial Conglomerates — continued
McDermott International Inc.	43	$463	*
Tyco International Ltd.	186	7,579
United Technologies Corp.	327	23,008
Total Industrial Conglomerates		84,921
Machinery — 0.5%
Illinois Tool Works Inc.	428	17,805
Road & Rail — 0.2%
Norfolk Southern Corp.	144	8,787
Total Industrials		229,878
Information Technology — 11.1%
Communications Equipment — 0.9%
Cisco Systems Inc.	1,050	16,265
Motorola Solutions Inc.	350	14,665
Total Communications Equipment		30,930
Computers & Peripherals — 3.0%
Apple Inc.	70	26,682	*
Hewlett-Packard Co.	2,911	65,352
Seagate Technology PLC	1,492	15,338
Total Computers & Peripherals		107,372
Electronic Equipment, Instruments & Components — 1.4%
Arrow Electronics Inc.	112	3,111	*
Avnet Inc.	720	18,778	*
TE Connectivity Ltd.	882	24,819
Tech Data Corp.	40	1,729	*
Vishay Intertechnology Inc.	149	1,246	*
Total Electronic Equipment, Instruments & Components		49,683
Internet Software & Services — 0.2%
Yahoo! Inc.	581	7,646	*
IT Services — 1.1%
Fidelity National Information Services Inc.	143	3,478
International Business Machines Corp.	207	36,231
Total IT Services		39,709
Office Electronics — 0.5%
Xerox Corp.	2,467	17,195
Semiconductors & Semiconductor Equipment — 2.3%
Applied Materials Inc.	266	2,753
Intel Corp.	1,361	29,030
Marvell Technology Group Ltd.	267	3,880	*

See Notes to Financial Statements.

16	Legg Mason Manager Select Large Cap Value Fund 2011 Annual Report

Schedule of investments (cont’d)

September 30, 2011

Legg Mason Manager Select Large Cap Value Fund

Security	Shares	Value
Semiconductors & Semiconductor Equipment — continued
Maxim Integrated Products Inc.	74	$1,726
Micron Technology Inc.	1,960	9,878	*
Novellus Systems Inc.	80	2,181	*
Texas Instruments Inc.	1,133	30,195
Total Semiconductors & Semiconductor Equipment		79,643
Software — 1.7%
Activision Blizzard Inc.	1,200	14,280
Amdocs Ltd.	153	4,149	*
Broadridge Financial Solutions Inc.	76	1,531
Microsoft Corp.	1,661	41,342
Total Software		61,302
Total Information Technology		393,480
Materials — 2.5%
Chemicals — 1.0%
Air Products & Chemicals Inc.	364	27,799
Dow Chemical Co.	250	5,615
Total Chemicals		33,414
Containers & Packaging — 0.3%
Crown Holdings Inc.	376	11,509	*
Metals & Mining — 1.0%
Alcoa Inc.	560	5,359
ArcelorMittal	380	6,046
Newmont Mining Corp.	320	20,128
United States Steel Corp.	210	4,622
Total Metals & Mining		36,155
Paper & Forest Products — 0.2%
Domtar Corp.	40	2,727
MeadWestvaco Corp.	162	3,979
Total Paper & Forest Products		6,706
Total Materials		87,784
Telecommunication Services — 3.3%
Diversified Telecommunication Services — 2.4%
AT&T Inc.	1,925	54,901
CenturyLink Inc.	476	15,765
Verizon Communications Inc.	354	13,027
Total Diversified Telecommunication Services		83,693
Wireless Telecommunication Services — 0.9%
Vodafone Group PLC, ADR	1,290	33,089
Total Telecommunication Services		116,782

See Notes to Financial Statements.

Legg Mason Manager Select Large Cap Value Fund 2011 Annual Report	17

Legg Mason Manager Select Large Cap Value Fund

Security			Shares	Value
Utilities — 2.4%
Electric Utilities — 0.7%
Duke Energy Corp.			610	$12,194
Entergy Corp.			187	12,396
Total Electric Utilities				24,590
Gas Utilities — 0.1%
Piedmont Natural Gas Co. Inc.			67	1,936
Questar Corp.			162	2,869
Total Gas Utilities				4,805
Independent Power Producers & Energy Traders — 0.0%
NRG Energy Inc.			44	933	*
Multi-Utilities — 1.6%
Dominion Resources Inc.			562	28,533
Sempra Energy			419	21,578
Xcel Energy Inc.			230	5,679
Total Multi-Utilities				55,790
Total Utilities				86,118
Total Common Stocks (Cost — $3,755,351)				3,452,285

Rate
Convertible Preferred Stocks — 0.4%
Consumer Discretionary — 0.4%
Automobiles — 0.4%
General Motors Co. (Cost — $20,924)	4.750%		415	14,558

		Expiration Date	Warrants
Warrants — 0.0%
American International Group Inc. (Cost — $1,173)		1/19/21	69	422	*
Total Investments — 97.8% (Cost — $3,777,448#)				3,467,265
Other Assets in Excess of Liabilities — 2.2%				76,861
Total Net Assets — 100.0%				$3,544,126

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is $3,792,988.

Abbreviations used in this schedule:
ADR	—American Depositary Receipt
FDR	—Foreign Depositary Receipt

See Notes to Financial Statements.

18	Legg Mason Manager Select Large Cap Value Fund 2011 Annual Report

Statement of assets and liabilities

September 30, 2011

Assets:
Investments, at value (Cost — $3,777,448)	$3,467,265
Foreign currency, at value (Cost — $73)	72
Cash	122,197
Dividends receivable	7,899
Receivable for securities sold	5,375
Receivable from investment manager	203
Prepaid expenses	3,780
Total Assets	3,606,791

Liabilities:
Trustees’ fees payable	8
Accrued expenses	62,657
Total Liabilities	62,665
Total Net Assets	$3,544,126

Net Assets:
Par value (Note 5)	$3
Paid-in capital in excess of par value	3,652,963
Undistributed net investment income	28,834
Accumulated net realized gain on investments and foreign currency transactions	172,510
Net unrealized depreciation on investments and foreign currencies	(310,184)
Total Net Assets	$3,544,126

Shares Outstanding	304,237

Net Asset Value	$11.65

See Notes to Financial Statements.

Legg Mason Manager Select Large Cap Value Fund 2011 Annual Report	19

Statement of operations

For the Year Ended September 30, 2011

Investment Income:
Dividends	$92,253
Less: Foreign taxes withheld	(786)
Total Investment Income	91,467

Expenses:
Custody fees	55,165
Legal fees	40,384
Audit and tax	32,548
Trustees’ fees	30,281
Investment management fee (Note 2)	30,123
Shareholder reports	24,190
Fund accounting fees	14,589
Transfer agent fees	7,478
Registration fees	5,373
Fees recaptured by investment manager (Note 2)	613
Insurance	440
Miscellaneous expenses	4,217
Total Expenses	245,401
Less: Fee waivers and/or expense reimbursements (Note 2)	(209,253)
Net Expenses	36,148
Net Investment Income	55,319

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain From:
Investment transactions	187,137
Foreign currency transactions	27
Net Realized Gain	187,164
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(353,504)
Foreign currencies	(8)
Change in Net Unrealized Appreciation (Depreciation)	(353,512)
Net Loss on Investments and Foreign Currency Transactions	(166,348)
Decrease in Net Assets From Operations	$(111,029)

See Notes to Financial Statements.

20	Legg Mason Manager Select Large Cap Value Fund 2011 Annual Report

Statements of changes in net assets

For the Years Ended September 30,	2011	2010†

Operations:
Net investment income	$55,319	$38,629
Net realized gain (loss)	187,164	(1,088)
Change in net unrealized appreciation (depreciation)	(353,512)	43,328
Increase (Decrease) in Net Assets From Operations	(111,029)	80,869

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(75,000)	—
Net realized gains	(13,554)	—
Decrease in Net Assets From Distributions to Shareholders	(88,554)	—

Fund Share Transactions (Note 5):
Net proceeds from sale of shares	37,650	3,550,000
Reinvestment of distributions	75,190	—
Increase in Net Assets From Fund Share Transactions	112,840	3,550,000
Increase (Decrease) in Net Assets	(86,743)	3,630,869

Net Assets:
Beginning of year	3,630,869	—
End of year*	$3,544,126	$3,630,869
* Includes undistributed net investment income of:	$28,834	$48,488

†	For the period December 1, 2009 (inception date) to September 30, 2010.

See Notes to Financial Statements.

Legg Mason Manager Select Large Cap Value Fund 2011 Annual Report	21

Financial highlights

For a share of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class I Shares[1]	2011	2010[2]

Net asset value, beginning of year	$12.27	$12.00

Income (loss) from operations:
Net investment income	0.18	0.13
Net realized and unrealized gain (loss)	(0.50)	0.14
Total income (loss) from operations	(0.32)	0.27

Less distributions from:
Net investment income	(0.25)	—
Net realized gains	(0.05)	—
Total distributions	(0.30)	—

Net asset value, end of year	$11.65	$12.27
Total return[3]	(2.89)%	2.25%

Net assets, end of year (000s)	$3,544	$3,631

Ratios to average net assets:
Gross expenses	6.09%	9.15%[4]
Net expenses[5,6,7]	0.90	0.90 [4]
Net investment income	1.38	1.29 [4]

Portfolio turnover rate	41%	63%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 1, 2009 (inception date) to September 30, 2010.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, dividend expense on short sales, taxes, extraordinary expenses, acquired fund fees and expenses, and brokerage commissions to average net assets of Class I shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

22	Legg Mason Manager Select Large Cap Value Fund 2011 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Manager Select Large Cap Value Fund (the “Fund”) is a separate diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Legg Mason Manager Select Large Cap Value Fund 2011 Annual Report	23

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Consumer discretionary	$519,421	$21,441	—	$540,862
Other common stocks	2,911,423	—	—	2,911,423
Convertible preferred stocks	14,558	—	—	14,558
Warrants	422	—	—	422
Total long-term investments	$3,445,824	$21,441	—	$3,467,265

†	See Schedule of Investments for additional detailed categorizations.

For the year ended September 30, 2011, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities transferred in and out of Level 1 and Level 2 measurements during the period.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

24	Legg Mason Manager Select Large Cap Value Fund 2011 Annual Report

Notes to financial statements (cont’d)

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to

Legg Mason Manager Select Large Cap Value Fund 2011 Annual Report	25

shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) REIT distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(h) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2011, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain
(a)	$27	$(27)

(a)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Legg Mason Global Asset Allocation, LLC (“LMGAA”) is the Fund’s investment

26	Legg Mason Manager Select Large Cap Value Fund 2011 Annual Report

Notes to financial statements (cont’d)

adviser. Brandywine Global Investment Management, LLC (“Brandywine Global”), ClearBridge Advisors, LLC (“ClearBridge”), Batterymarch Financial Management, Inc. (“Batterymarch”) and Legg Mason Capital Management, LLC, formerly Legg Mason Capital Management, Inc., (“LMCM”) are the Fund’s subadvisers. LMPFA, LMGAA, Brandywine Global, ClearBridge, Batterymarch and LMCM are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Batterymarch and LMCM did not manage any portion of the Fund’s assets during the fiscal period.

Under the investment management agreement, the Fund pays a management fee calculated daily and paid monthly in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to LMGAA and the subadvisers the day-to-day portfolio management of the Fund. LMGAA is responsible for allocation management as well as managing a portion of the Fund’s assets.

LMPFA pays LMGAA and the subadvisers 70% of the net management fee it receives from the Fund. Of that amount, LMGAA receives a portion for allocation management. The remainder is paid to LMGAA and the subadvisers based on the percentage of total assets each manages.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses other than interest, dividend expense on short sales, taxes, extraordinary expenses, acquired fund fees, expenses, and brokerage commissions to average net assets of Class I shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

During the year ended September 30, 2011, fees waived and/or expenses reimbursed amounted to $209,253.

The investment manager is permitted to recapture amounts previously waived or reimbursed to a class within three years after the year in which the investment manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Manager Select Large Cap Value Fund 2011 Annual Report	27

Pursuant to this arrangement, at September 30, 2011, the Fund had remaining fee waivers and expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

Class I
Expires September 30, 2013	$245,712
Expires September 30, 2014	209,253
Fee waivers/expense reimbursements subject to recapture	$454,965

For the year ended September 30, 2011, LMPFA recaptured $613.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

Under a Deferred Compensation Plan (the “Plan”), Trustees may elect to defer receipt of all or a specified portion of their compensation. A participating Trustee may select one or more funds managed by affiliates of Legg Mason in which his or her deferred Trustee’s fees will be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

All officers and two Trustees of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

As of September 30, 2011, Legg Mason and its affiliates owned 97% of the Fund.

3. Investments

During the year ended September 30, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$1,670,019
Sales	1,608,782

At September 30, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$189,088
Gross unrealized depreciation	(514,811)
Net unrealized depreciation	$(325,723)

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended September 30, 2011, the Fund did not invest in any derivative instruments.

5. Shares of beneficial interest

At September 30, 2011, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical

28	Legg Mason Manager Select Large Cap Value Fund 2011 Annual Report

Notes to financial statements (cont’d)

interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in Class I shares of the Fund were as follows:

	Year Ended September 30, 2011	Period Ended September 30, 2010†
Shares sold	2,734	295,802
Shares issued on reinvestment	5,701	—
Net increase	8,435	295,802

†	For the period December 1, 2009 (inception date) to September 30, 2010.

6. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal year ended September 30, 2011 and the taxable period ended September 30, 2010 was as follows:

	2011	2010
Distributions Paid From:
Ordinary income	$88,345	—
Net long-term capital gains	209	—
Total distributions paid	$88,554	—

As of September 30, 2011, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$154,084
Undistributed long-term capital gains — net	80,176
Total undistributed earnings	$234,260
Other book/tax temporary differences(a)	(17,376)
Unrealized appreciation/(depreciation)(b)	(325,724)
Total accumulated earnings / (losses) — net	$(108,840)

(a)

Other book/tax temporary differences are attributable primarily to book/tax differences in the treatment of distributions from real estate investment trusts and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation / (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

7. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending September 30, 2012.

Legg Mason Manager Select Large Cap Value Fund 2011 Annual Report	29

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and Shareholders of Legg Mason Manager Select Large Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Legg Mason Manager Select Large Cap Value Fund (one of the funds comprising Legg Mason Global Asset Management Trust, the “Fund”) at September 30, 2011, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

November 17, 2011

30	Legg Mason Manager Select Large Cap Value Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Manager Select Large Cap Value Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is 100 International Drive, Attn: Fund Secretary, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees[1]
Ruby P. Hearn
Year of birth	1940
Position with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Trustee of the New York Academy of Medicine since 2004; Director of the Institute for Healthcare Improvement since 2002; Member of the Institute of Medicine since 1982; formerly: Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998).
Number of funds in fund complex overseen by Trustee	16
Other directorships held by Trustee during past five years	None
Arnold L. Lehman
Year of birth	1944
Position with Trust	Lead Independent Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Director of the Brooklyn Museum since 1997; Trustee of American Federation of Arts since 1998. Formerly: Director of The Baltimore Museum of Art (1979 to 1997).
Number of funds in fund complex overseen by Trustee	16
Other directorships held by Trustee during past five years	None
Robin J.W. Masters
Year of birth	1955
Position with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Retired; formerly: Chief Investment Officer of ACE Limited (insurance) (1986 to 2000).
Number of funds in fund complex overseen by Trustee	16
Other directorships held by Trustee during past five years	Director of Cheyne Capital International Limited (investment advisory firm). Director/Trustee of Legg Mason Institutional Funds plc, WA Fixed Income Funds plc and Western Asset Debt Securities Fund plc.

Legg Mason Manager Select Large Cap Value Fund	31

Independent Trustees[1] cont’d
Jill E. McGovern
Year of birth	1944
Position with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly: Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990).
Number of funds in fund complex overseen by Trustee	16
Other directorships held by Trustee during past five years	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment
Arthur S. Mehlman
Year of birth	1942
Position with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly: Partner, KPMG LLP (international accounting firm) (1972 to 2002).
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason Funds consisting of 16 portfolios; Director/Trustee of the Royce Family of Funds consisting of 31 portfolios.
Other directorships held by Trustee during past five years	Director of Municipal Mortgage & Equity, LLC.
G. Peter O’Brien
Year of birth	1945
Position with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre- school); formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason funds consisting of 16 portfolios; Director/Trustee of the Royce Family of Funds consisting of 31 portfolios.
Other directorships held by Trustee during past five years	Director of Technology Investment Capital Corp.

32	Legg Mason Manager Select Large Cap Value Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees[1] cont’d
S. Ford Rowan
Year of birth	1943
Position with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Chairman, National Center for Critical Incident Analysis, National Defense University Foundation, since 2004; Trustee, St. John’s College, since 2006; formerly: Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Lecturer in Organizational Sciences, George Washington University (2000 to 2008); Director, Sante Fe Institute (1999 to 2008).
Number of funds in fund complex overseen by Trustee	16
Other directorships held by Trustee during past five years	None
Robert M. Tarola
Year of birth	1950
Position with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	President of Right Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; Senior Vice President and Chief Financial Officer of The Howard University since 2010 (higher education and health care); formerly: Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996).
Number of funds in fund complex overseen by Trustee	16
Other directorships held by Trustee during past five years	Director of TeleTech Holdings, Inc. (business process outsourcing); Director of American Kidney Fund (renal disease assistance)

Legg Mason Manager Select Large Cap Value Fund	33

Interested Trustees[3]
Mark R. Fetting
Year of birth	1954
Position with Trust	Chairman and Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	President, CEO, Chairman and Director of Legg Mason, Inc. and Chairman of Legg Mason Funds since 2008; formerly: President of all Legg Mason Funds (2001 to 2008). Senior Executive Vice President of Legg Mason, Inc., Director and/or officer of various Legg Mason, Inc. affiliates (2000 to 2008). Division President and Senior Officer of Prudential Financial Group, Inc. and related companies, including fund boards and consulting services to subsidiary companies (1991 to 2000)
Number of funds in fund complex overseen by Trustee	Chairman and Director/Trustee of all Legg Mason Funds consisting of 16 portfolios; Director/Trustee of the Royce Family of Funds consisting of 31 portfolios.
Other directorships held by Trustee during past five years	None
R. Jay Gerken Legg Mason 620 Eighth Avenue, New York NY 10018
Year of birth	1951
Position(s) with Trust	President and Trustee
Term of office and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 160 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)
Other directorships held by Trustee during past five years	None

34	Legg Mason Manager Select Large Cap Value Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Executive Officers
Kaprel Ozsolak Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1965
Position(s) with Trust	Chief Financial Officer
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007) and Legg Mason & Co. predecessors (prior to 2007); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Vice President and Chief Compliance Officer
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Legg Mason Manager Select Large Cap Value Fund	35

Executive Officers cont’d
Christopher Berarducci Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2011); Treasurer of certain mutual funds associated with LMPFA (since 2010); Assistant Controller of certain mutual funds associated with LMPFA (prior to 2010); Manager of Fund Administration at UBS Global Asset Management (prior to 2007); Assistant Vice President and Manager of Fund Administration at JP Morgan Chase & Co. (prior to 2005)

[1]

Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act. Each of the Independent Trustees serves on the standing committees of the Board of Trustees, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Trustees Committee (chair: Arnold L. Lehman).

[2]

Officers of the Trust are elected to serve until their successors are elected and qualified. Trustees of the Trust serve a term of indefinite length until their retirement, in accordance with the Board’s retirement policy, resignation or removal, and stand for re-election by shareholders only as and when required by the 1940 Act.

[3]

Mr. Fetting and Mr. Gerken are considered to be interested persons, as defined in the 1940 Act, of the Trust on the basis of their current employment with the Fund’s investment adviser or its affiliated entities (including the Trust’s principal underwriter) and Legg Mason, Inc., the parent holding company of these entities as well as their ownership of Legg Mason, Inc. stock.

36	Legg Mason Manager Select Large Cap Value Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended September 30, 2011:

Record date:	12/8/2010	12/28/2010
Payable date:	12/9/2010	12/29/2010
Ordinary income:
Qualified dividend income for individuals	72.30%	91.95%
Dividends qualifying for the dividends received deduction for corporations	66.10%	86.33%

Additionally, the Fund designates $209 of the distribution payable on December 9, 2010 as long-term capital gains.

Please retain this information for your records.

Legg Mason

Manager Select Large Cap Value Fund

Trustees

Mark R. Fetting

Chairman

R. Jay Gerken

President

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Manager

Legg Mason Partners Fund Advisor, LLC

Adviser

Legg Mason Global Asset Allocation, LLC

Subadvisers

Batterymarch Financial Management, Inc.

Brandywine Global Investment Management, LLC

ClearBridge Advisors, LLC

Legg Mason Capital Management, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc. 2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legg Mason Manager Select Large Cap Value Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

Legg Mason Manager Select Large Cap Value Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Manager Select Large Cap Value Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before you invest.

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX012986 11/11 SR11-1511

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Arthur S. Mehlman the Chairman of the Board’s Audit Committee and Robert M. Tarola, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Mehlman and Mr. Tarola as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2010 and September 30, 2011 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $0 in 2010 and $83,244 in 2011.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2010 and $3,000 in 2011. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Global Asset Management Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Global Asset Management Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2010 and $10,800 in 2011. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2010 and 2011; Tax Fees were 100% and 100% for 2010 and 2011; and Other Fees were 100% and 100% for 2010 and 2011.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $0 in 2011.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant's independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
President
Legg Mason Global Asset Management Trust

Date:	November 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
President
Legg Mason Global Asset Management Trust

Date:	November 28, 2011

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Global Asset Management Trust

Date:	November 28, 2011